                                                                   EXHIBIT 10.17

                              WCI COMMUNITIES, INC.

                                  $125,000,000

         4.0% CONTINGENT CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2023

                        --------------------------------

                             SUPPLEMENTAL INDENTURE

                          Dated as of December 15, 2004

                                       to

                                    INDENTURE

                           Dated as of August 5, 2003

                        --------------------------------

                              THE BANK OF NEW YORK

                                     Trustee

                             SUPPLEMENTAL INDENTURE

            SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), datedas of December 15, 2004 among WCI Communities, Inc., a Delaware corporation (the "Company"), those subsidiaries of the Company listed in Schedule I hereto (the "Guarantors") and The Bank of New York, as trustee under the indenture referred to below (the "Trustee").

                               W I T N E S S E T H

            WHEREAS, the Company and the Guarantors have heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of August 5, 2003 providing for the issuance of 4.0% Contingent Convertible Senior Subordinated Notes due 2023 (the "Notes");

            WHEREAS, pursuant to Section 9.01(d) of the Indenture, the Company, the Guarantors and the Trustee may amend or supplement the Indenture, the Note Guarantees or the Notes without the consent of any Holder of a Note or the Guarantees to make any change that does not adversely affect the legal rights thereunder of any Holders of the Notes;

            WHEREAS, pursuant to Section 12.02 of the Indenture, the Company may, at its option, in lieu of delivering shares of Common Stock to any Holder of a Note desiring to convert such Note, elect to pay such Holder an amount of cash equivalent to the value of the shares of Common Stock issuable upon conversion of such Note;

            WHEREAS, the Company and the Guarantors desire to enter into this Supplemental Indenture to amend certain provisions of the Indenture without requiring the consent of any Holder of a Note or the Guarantees pursuant to
Section 9.01(d); and

            WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

            NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the

Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

            1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

            2. ARTICLE I.

            (a) Section 1.01 shall be amended to:

                  (i) Delete the definition of "Cash Conversion Price" in its entirety and to substitute in place thereof the following definition:

                        ""Cash Conversion Price" means, in respect of each $1,000 of principal amount of Notes, an amount in cash equal to the product of (i) the average of the Closing Price of the Common Stock for each Trading Day in the five consecutive Trading Day period immediately following the Conversion Date multiplied by (ii) the number of shares of Common Stock issuable upon conversion of such Note on such date and appropriately adjusted to take into account the occurrence, during such five consecutive Trading Day period, of any event requiring adjustment of the Conversion Price under this Indenture."

                  (ii) Insert the following definition immediately following the definition of "Person":

                        ""Principal Shares" means the number of shares equal to
                        (1) the Principal Amount divided by (2) the average of the Closing Price of the Common Stock for each Trading Day in the five consecutive Trading Day period immediately following the Conversion Date and appropriately adjusted to take into account the occurrence, during such five consecutive Trading Day period, of any event requiring adjustment of the Conversion Price under this Indenture."

            (b) Section 1.02 shall be amended to:

                  (i) Insert the following definition immediately following the definition of "Conversion Date":

                        ""Conversion Premium" .......................     12.01"

                  (ii) Insert the following definition immediately following the definition of "Expiration Time":

                        ""Net Shares" ...............................     12.01"

                  (iii) Insert the following definition immediately following the definition of "Pre-Dividend Sale Price":

                        ""Principal Amount" .........................     12.01"

            3. ARTICLE III.

            (a) Section 3.09(a) shall be amended to delete the following text contained in the first line of clause (a): "Subject to Section 3.09(b) below, if" and substitute in place thereof the word "If".

            (b) Section 3.09(b) shall be amended to delete it in its entirety and substitute in place thereof the word "Reserved."

            4. ARTICLE XII.

            (a) Section 12.01 shall be amended to delete in its entirety the sixth paragraph of such Section and substitute in place thereof the following:

            "In the event that a Holder elects to convert all or a portion of a
            Note into shares of Common Stock, the Company shall pay to the Holder an amount in cash equal to the lesser of the Cash Conversion Price or the principal amount (the "Principal Amount") of the Note that is being converted. In the event that the Cash Conversion Price exceeds the Principal Amount (such excess referred to as the "Conversion Premium"), the number of shares of Common Stock issuable upon conversion of a Note (referred to as the "Net Shares") shall be determined by the Company by (1) dividing the Principal Amount by the Conversion Price in effect on the Conversion Date and (2) subtracting from that amount the Principal Shares. The initial Conversion Price is set forth in paragraph 8 of the Notes and is subject to adjustment as provided in this Article 12. If any Notes are properly presented for conversion, the Company, at its option, instead of delivering the Net Shares issuable upon conversion of such Notes, may pay the Holder the Cash Conversion Price minus the Principal Amount."

            (b) Section 12.02 shall be amended to delete the third paragraph of such Section in its entirety and substitute in place thereof the following:

            "The Company may, at its option, in lieu of delivering the Net Shares, elect to pay the Holder surrendering such Note an amount of cash equal to the average of the Common Stock Price for the five consecutive Trading Days immediately following the Conversion Date multiplied by the number of Net Shares. The Company shall make its election no later than the Conversion Date to deliver shares of Common Stock representing the Net Shares or to pay cash in lieu of the delivery of Net Shares, unless in either case it has already informed Holders of its election in connection with its optional redemption of the Notes as set forth in Section 3.12 hereof, and the Trustee shall inform Holders of such election on the Conversion Date (or as soon as may be practicable thereafter). The failure by the Company to make such election on the Conversion Date shall be deemed an election to deliver shares of Common Stock representing the Net Shares. The Company's obligation to satisfy all or a portion of its obligations to deliver shares upon conversion in cash and/or cash and shares of Common Stock shall be made to Holders surrendering Notes no later than the tenth Business Day following the applicable Conversion Date. The Company shall notify the Trustee and the Conversion Agent of the Cash Conversion Price, Principal Amount, Conversion Premium, and Net Share amount and whether the Company has elected to settle the Conversion Premium by delivery of only Net Shares, the payment of only cash or a combination of a portion of Net Shares and cash in accordance with Article XII of this Indenture promptly after the determination of the amounts thereof."

            (c) The following shall be added as Section 12.16 to ARTICLE XII:

            "12.16 References to Settlement with Common Stock.

            For the avoidance of doubt, any provision of this Indenture or the form of any Note which references the delivery or issuance of shares of Common Stock by the Company upon a conversion of the Notes shall be applicable only to the extent that the Company does not elect to settle the Conversion Premium in cash."

            5. EXHIBIT A AND AMENDMENT OF NOTE.

            (a) Exhibit A shall be amended to delete in its entirety the text contained in Exhibit A and to replace such text with the text included in Exhibit A hereto.

            (b) Each of the Notes shall be deemed amended and restated to delete in its entirety the text contained in such Notes and to replace such text with the text included in Exhibit A hereto.

            6. NEW YORK LAW TO GOVERN. THIS SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            7. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

            8. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

            9. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company and the Guarantors.

            10. CONTINUING EFFECT. Except as amended or supplemented by this Supplemental Indenture, the provisions of the Indenture are in all respects ratified and confirmed and shall remain in full force and effect.

            IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

                                  WCI Communities, Inc.

                                  By: ___________________________________
                                      Name:
                                      Title:

                                  GUARANTORS:

                                  Carpentry Management Associates, LLC
                                  Dix Hills Home & Land Company LLC
                                  Lake Grove Home & Land Co., LLC
                                  Mansion Ridge Home & Land Company LLC
                                  New Home & Land Company LLC
                                  Southbury Home & Land Company LLC
                                  Spectrum East Fishkill, LLC
                                  Spectrum Eastport, LLC
                                  Spectrum Kensington LLC
                                  Spectrum Lake Grove LLC
                                  Spectrum Long Beach, LLC
                                  Spectrum Manhattan Woods, LLC
                                  Spectrum North Bergen LLC
                                  Spectrum Pocantico, LLC
                                  Spectrum Wilson Park, LLC
                                  Spectrum Westport, LLC
                                  The Valimar Home & Land Co., LLC

                                  By: ___________________________________
                                      Name:  James D. Cullen
                                      Title: Authorized Representative

                                  GC Assets of Nassau, Inc.
                                  The Mansion Ridge Sewer Company, Inc.
                                  Spectrum Bellefair Corp.
                                  Spectrum Brae Burn Corp.
                                  Spectrum Construction Corp.
                                  Spectrum Design Studio, Inc.
                                  Spectrum Glen Cove Corp.
                                  Spectrum Half Moon, Corp.
                                  Spectrum Holmdel Corp.
                                  Spectrum-Irvington Corp.
                                  Spectrum Valimar Corp.
                                  Spectrum PDC Corp.
                                  Spectrum Landing Corp.
                                  Spectrum Monroe Corp.
                                  Spectrum-Riverwoods Corp.

                                  By: ___________________________________
                                      Name:  James D. Cullen
                                      Title: Vice President

                                  Bay Colony-Gateway, Inc.
                                  Community Specialized Services, Inc.
                                  Financial Resources Group, Inc.
                                  First Fidelity Title, Inc.
                                  Florida Design Communities, Inc.
                                  Florida Lifestyle Management Company
                                  Resort at Singer Island Properties, Inc.
                                  Spectrum Homes, Inc.
                                  Spectrum Real Estate Development, LLC
                                  Sun City Center Golf Properties, Inc.
                                  Sun City Center Realty, Inc.
                                  Watermark Realty, Inc.
                                  WCI Amenities, Inc.
                                  WCI Architecture & Land Planning, Inc.
                                  WCI Business Development, Inc.
                                  WCI Capital Corporation
                                  WCI Homebuilding, Inc.
                                  WCI Homebuilding Northeast, U.S., Inc.
                                  WCI Marketing, Inc.
                                  WCI/Spectrum Communities, LLC
                                  WCI Towers, Inc.

                                  By: ___________________________________
                                      Name:  James D. Cullen
                                      Title: Vice President

                                  Bay Colony Realty Associates, Inc.
                                  Bay Colony of Naples, Inc.
                                  The Colony At Pelican Landing Golf Club, Inc. Communities Amenities, Inc.
                                  Communities Finance Company, LLC
                                  Communities Home Builders, Inc.
                                  Coral Ridge Communities, Inc.
                                  Coral Ridge Properties, Inc.
                                  Coral Ridge Realty, Inc.
                                  Coral Ridge Realty Sales, Inc.
                                  Florida National Properties, Inc.
                                  Gateway Communications Services, Inc.
                                  Gateway Communities, Inc.
                                  Gateway Realty Sales, Inc.
                                  Heron Bay, Inc.
                                  Heron Bay Golf Course Properties, Inc.
                                  JYC Holdings, Inc.
                                  Marbella at Pelican Bay, Inc.
                                  Pelican Bay Properties, Inc.
                                  Pelican Landing Communities, Inc.
                                  Pelican Landing Golf Resort Ventures, Inc.
                                  Pelican Landing Properties, Inc.
                                  Pelican Marsh Properties, Inc.
                                  Sarasota Tower, Inc.
                                  Tarpon Cove Realty, Inc.
                                  Tarpon Cove Yacht & Racquet Club, Inc.
                                  Tiburon Golf Ventures, Inc.
                                  Watermark Realty Referral, Inc.
                                  WCI Communities Property Management, Inc.
                                  WCI Golf Group, Inc.
                                  WCI Homes, Inc.
                                  WCI Realty, Inc.

                                  By: ___________________________________
                                      Name:  James D. Cullen
                                      Title: Vice President

                                  The Bank of New York,
                                      as Trustee

                                  By: ___________________________________
                                      Name:
                                      Title:

                                                                      SCHEDULE I

                             SCHEDULE OF GUARANTORS

            WCI/Spectrum Communities, LLC
            Spectrum Homes, Inc.
            Spectrum Real EstateDevelopment, LLC
            Spectrum Lake Grove LLC
            Spectrum Pocantico, LLC
            Spectrum Wilson Park, LLC
            Spectrum Manhattan Woods, LLC
            Spectrum Long Beach, LLC
            Spectrum Eastport, LLC
            Spectrum East Fishkill, LLC
            Spectrum Kensington LLC
            Spectrum North Bergen LLC
            Spectrum Brae Burn Corp.
            Dix Hills Home & Land Company LLC
            Spectrum Glen Cove Corp.
            Spectrum Half Moon, Corp.
            Mansion Ridge Home & Land Company LLC
            Spectrum Monroe Corp.
            Southbury Home & Land Company LLC
            Spectrum Westport, LLC
            Lake Grove Home & Land Co., LLC
            WCI Amenities, Inc.
            WCI Business Development, Inc.
            WCI Homebuilding, Inc.
            WCI Homebuilding Northeast, U.S., Inc.
            WCI Marketing, Inc.
            WCI Towers, Inc.
            Bay Colony-Gateway, Inc.
            Financial Resources Group, Inc.
            First Fidelity Title, Inc.
            Florida Lifestyle Management Company
            Resort at Singer Island Properties, Inc.
            Sun City Center Golf Properties, Inc.
            Sun City Center Realty, Inc.
            Watermark Realty, Inc.
            The Colony at Pelican Landing Golf Club, Inc.
            Communities Amenities, Inc.
            Communities Home Builders, Inc.
            Gateway Communications Services, Inc.
            JYC Holdings, Inc.
            Marbella at Pelican Bay, Inc.

            Pelican Landing Golf Resort Ventures, Inc.
            Sarasota Tower, Inc.
            Tarpon Cove Yacht & Racquet Club, Inc.
            Tiburon Golf Ventures, Inc.
            Watermark Realty Referral, Inc.
            WCI Communities Property Management, Inc.
            WCI Golf Group, Inc.
            WCI Realty, Inc.
            Bay Colony Realty Associates, Inc.
            Bay Colony of Naples, Inc.
            Coral Ridge Communities, Inc.
            Coral Ridge Properties, Inc.
            Coral Ridge Realty, Inc.
            Coral Ridge Realty Sales, Inc.
            Florida National Properties, Inc.
            Gateway Communities, Inc.
            Gateway Realty Sales, Inc.
            Heron Bay, Inc.
            Heron Bay Golf Course Properties, Inc.
            Pelican Bay Properties, Inc.
            Pelican Landing Communities, Inc.
            Pelican Landing Properties, Inc.
            Pelican Marsh Properties, Inc.
            Tarpon Cove Realty, Inc.
            WCI Homes, Inc.
            Communities Finance Company, LLC
            WCI Capital Corporation
            Communities Specialized Services, Inc.
            WCI Architecture & Land Planning, Inc.

                                                                       EXHIBIT A

                                                                       EXHIBIT A

[Insert the Global Note Legend, if applicable pursuant to the provisions of the Indenture]

[Insert the Private Placement Legend, if applicable pursuant to the provisions of the Indenture]

                                 [FACE OF NOTE]
================================================================================

CUSIP No.
ISIN No.

             4.0% Contingent Convertible Senior Subordinated Notes due 2023

No. ___                                                            $____________

                              WCI COMMUNITIES, INC.

promises to pay to______________________________________________________________

or registered assigns,

the principal sum of____________________________________________________________

Dollars on August 5, 2023.

Interest Payment Dates:  August 5 and February 5

Record Dates:  July 20 and January 20

                                       WCI COMMUNITIES, INC.

                                       By:________________________________
                                          Name:
                                          Title:
This is one of the Notes referred to
in the within-mentioned Indenture:

Dated:  _______________, ____

THE BANK OF NEW YORK,
   as Trustee

By:  __________________________________
Authorized Signatory

================================================================================

                                 [BACK OF NOTE]

         4.0% CONTINGENT CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2023

            Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

            1. INTEREST. WCI Communities, Inc., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note at 4.0% per annum from August 5, 2003 until maturity and shall pay the Additional Amounts payable pursuant to Section 3 of the Registration Rights Agreement referred to below. The Company will pay interest and, if applicable, Contingent Interest, if any, and Additional Amounts semi-annually in arrears on August 5 and February 5 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be February 5, 2004. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and, if applicable, Contingent Interest, if any, and Additional Amounts (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

            The Company shall pay additional interest ("Contingent Interest") to the Holders during any six-month period (a "Contingent Interest Period") from August 5 to, but excluding, February 5 and from February 5 to, but excluding, August 5, with the initial six-month period commencing August 5, 2006, if the average of the Trading Price for the five Trading Days ending on the third Trading Day immediately preceding the first day of the applicable Contingent Interest Period (the "Contingent Interest Average Trading Price") equals $1,200 or more. The amount of Contingent Interest payable per $1,000 principal amount of Notes in respect of any Contingent Interest Period shall equal 0.50% per annum on the Contingent Interest Average Trading Price. The Company will pay Contingent Interest, if any, in the same manner as it will pay interest as described above. Upon determination that Contingent Interest on the Notes will accrue during any relevant six month period, on or prior to the start of such six month period, the Company shall issue a press release announcing the payment of such Contingent Interest and shall notify the Trustee in writing.

            2. METHOD OF PAYMENT. The Company will pay interest on the Notes (including Contingent Interest, if any) (except defaulted interest) and Additional Amounts to the Persons who are registered Holders of Notes at the close of business on the July 20 or January 20 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium and Additional Amounts, if any, and interest (including Contingent Interest, if any) at the office or agency of the Company maintained for such purpose within or without The City and State of New York, or, at the option of the Company, payment of interest and Additional Amounts may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium and Additional Amounts on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent at least fifteen (15) Business Days prior to the applicable payment date. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

            3. AGENT AND REGISTRAR. Initially, The Bank of New York, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

            4. INDENTURE. The Company issued the Notes under an Indenture dated as of August 5, 2003 ("Indenture") between the Company, the Guarantors listed on the signature page therein (the "Guarantors") and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code ss.ss. 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

            5. OPTIONAL REDEMPTION.

            No sinking fund is provided for in the Notes. Beginning on August 11, 2008 and during the periods thereafter to maturity, the Notes are redeemable for cash as a whole, or from time to time in part, in any integral multiple of $1,000, at any time at the option of the Company at a redemption price (the "Redemption Price") equal to 100% of the principal amount, together with accrued but unpaid interest, thereon (including Contingent Interest and Additional Amounts, if any), up to but not including the Redemption Date.

            In addition, on or after August 11, 2006, the Company may redeem the Notes, in whole or in part, for cash at a price equal to 100% of the principal amount of the Notes plus accrued but unpaid interest (including Contingent Interest and Additional Amounts, if any) up to but not including the Redemption Date, in the event that the Common Stock Price for at least 20 Trading Days in the period of 30 consecutive Trading Days ending on the last Trading Day of the calendar month preceding the calendar month in which the Notice of Redemption is properly mailed to holders is more than 135% of the then applicable Conversion Price on that 30th Trading Day.

            The Company will pay interest to a Person other than the Holder of record on the Record Date if we redeem the Notes on a date that is after the Record Date and prior to the corresponding interest payment date. In this instance, the Company will pay interest accrued and unpaid on the Notes being redeemed, to but not including the Redemption Date to the same person to whom we will pay the principal of such Notes.

            6. PURCHASE BY THE COMPANY AT THE OPTION OF THE HOLDER; PURCHASE AT THE OPTION OF THE HOLDER UPON A CHANGE OF CONTROL.

            Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase for cash, at the option of the Holder, all or any portion of the Notes held by such Holder, in any integral multiple of $1,000, on August 5, 2008, August 5, 2013 and August 5, 2018 (each, a "Purchase Date") at a purchase price per Note equal to 100% of the aggregate principal amount of the Note on the date of purchase (the "Purchase Price"), together with accrued but unpaid interest (including Contingent Interest and Additional Amounts, if any), thereon, up to but not including the Purchase Date upon delivery of a Purchase Notice containing the information set forth in the Indenture, together with the Notes subject thereto, at any time from the opening of business on the date that is 30 Business Days prior to such Purchase Date until the close of business on the Business Day prior to such Purchase Date, and upon delivery of the Notes to the Paying Agent by the Holder as set forth in the Indenture.

            At the option of the Holder and subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase the Notes held by such Holder after the occurrence of a Change of Control of the Company for a Change of Control Purchase Price equal to 100% of the principal amount thereof plus accrued but unpaid interest (including Contingent Interest and Additional Amounts, if any), thereon, up to but not including the Change of Control Purchase Date which Change of Control Purchase Price (provided that, if the Change of Control Purchase Date is on or after an interest record date but on or prior to the related interest payment date, accrued but unpaid interest will be payable to the Holders in whose names the Notes are registered at the close of business on the relevant record date). Holders have the right to withdraw any Purchase Notice or Change of Control Purchase Notice, as the case may be, by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

            If cash sufficient to pay the Purchase Price or Change of Control Purchase Price, as the case may be, and accrued but unpaid interest (including Contingent Interest and Additional Amounts, if any), on all Notes or portions thereof to be purchased as of the Purchase Date or the Change of Control Purchase Date, as the case may be, is deposited with the Paying Agent on the Business Day prior to the Purchase Date or the Change of Control Purchase Date, interest (including Contingent Interest and Additional Amounts, if any), shall cease to accrue on such Notes (or portions thereof) as of such Purchase Date or Change of Control Purchase Date, and the Holder thereof shall have no other rights as such other than the right to receive the Purchase Price or Change of Control Purchase Price, as the case may be, and interest (including Contingent Interest and Additional Amounts, if any), upon surrender of such Note.

            7. NOTICE OF REDEMPTION.

            Notice of redemption pursuant to paragraph 5 of this Note will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Notes to be redeemed at the Holder's registered address. If money sufficient to pay the Redemption Price of all Notes (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent prior to or on the redemption date, immediately after such redemption date, interest (including Contingent Interest and Additional Amounts, if any) cease to accrue on such Notes or portions thereof. Notes in denominations larger than $1,000 of principal amount may be redeemed in part but only in integral multiples of $1,000 of principal amount.

            8. CONVERSION

            Subject to the provisions of Article 12 of the Indenture, a Holder of a Note may convert such Note into shares of Common Stock of the Company if any of the conditions specified in paragraphs (a) through (g) of Section 12.01 of the Indenture is satisfied; provided, however, that if such Note is called for redemption, the conversion right will terminate at the close of business on the second Business Day immediately preceding the Redemption Date of such Note (unless the Company shall default in making the redemption payment when due, in which case the conversion right shall terminate at the close of business on the date such Default is cured and such Note is redeemed). The initial conversion price is $27.57 per share, subject to adjustment under certain circumstances as described in the Indenture (the "Conversion Price"). In the event that a Holder elects to convert all or a portion of a Note into shares of Common Stock, the Company shall pay to the Holder an amount in cash equal to the lesser of the Cash Conversion Price or the principal amount (the "Principal Amount") of the Note that is being converted. In the event that the Cash Conversion Price exceeds the Principal Amount (such excess referred to as the "Conversion Premium"), the number of shares issuable upon conversion of a Note (referred to as the "Net Shares"), is determined by (1) dividing the Principal Amount by the Conversion Price in effect on the conversion date, and (2) subtracting from that amount the Principal Shares. In the event of a conversion of a Note, the Company has the option to deliver an amount equal to the Cash Conversion Price minus the Principal Amount to the Holder of the Note surrendered for such conversion as provided in Section 12.02 of the Indenture in lieu of delivering the Net Shares. Upon conversion, no adjustment for interest (including Contingent Interest and Additional Amounts, if any), or dividends will be made. No fractional shares will be issued upon conversion; in lieu thereof, an amount will be paid in cash based upon the current market price (as defined in the Indenture) of the Common Stock on the last Trading Day prior to the date of conversion.

            To convert a Note, a Holder must (a) complete and sign the conversion notice set forth below and deliver such notice to the Conversion Agent, (b) surrender the Note to the Conversion Agent, (c) furnish appropriate endorsements and transfer documents if required by the Registrar or the Conversion Agent, (d) pay any transfer or similar tax, if required and (e) if the Note is held in book-entry form, complete and deliver to the Depositary appropriate instructions pursuant to the Depositary's book-entry conversion programs. If a Holder surrenders a Note for conversion between the record date for the payment of an installment of interest and the related interest payment date, the Note must be accompanied by payment of an amount equal to the interest (including Contingent Interest and Additional Amounts, if any), payable on such interest payment date on the principal amount of the Note or portion thereof then converted; provided, however, that no such payment shall be required if such Note has been called for redemption on a redemption date within the period between and including such record date and such interest payment date, or if such Note is surrendered for conversion on the interest payment date. A Holder may convert a portion of a Note equal to $1,000 or any integral multiple thereof.

            A Note in respect of which a Holder has delivered a Purchase Notice or a Change of Control Purchase Notice exercising the option of such Holder to require the Company to repurchase such Note as provided in Section 3.08 or
Section 3.09, respectively, of the Indenture may be converted only if such notice of exercise is withdrawn in accordance with the terms of the Indenture.

            9. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the succeeding Interest Payment Date.

            10. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

            11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Note Guarantees or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes and Additional Notes, if any, voting as a single class, and any existing default or compliance with any provision of the Indenture, the Note Guarantees or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes and Additional Notes, if any, voting as a single class. Without the consent of any Holder of a Note, the Indenture, the Note Guarantees or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's or Guarantor's obligations to Holders of the Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, to comply with the requirements of the Securities and Exchange Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act, to provide for the Issuance of Additional Notes in accordance with the limitations set forth in the Indenture, or to allow any Guarantor to execute a supplemental indenture to the Indenture and/or a Note Guarantee with respect to the Notes.

            12. DEFAULTS AND REMEDIES. An "Event of Default" occurs if (i) the Company defaults for 30 days in the payment when due of interest (including Contingent Interest, if any) on, or Additional Amounts, if any, with respect to, the Notes (whether or not prohibited by the subordination provisions of the Indenture or any other reason); (ii) the Company fails to pay the principal on any Notes, when it becomes due and payable, at maturity, upon acceleration, upon redemption or otherwise (including the failure to make a Change of

Control Offer or make a payment to purchase Notes tendered pursuant to a Change of Control Offer or the failure to repurchase Notes pursuant to paragraph 5 hereof), whether or not such failure shall be due to the subordination provisions of the Indenture or agreements with respect to any other Indebtedness or any other reason; (iii) the Company or any of the Guarantors fail to comply with any covenant, representation, warranty or other agreement in the Indenture or this Note for 30 days after written notice specifying the default (and demanding that such default be remedied) to the Company by the Trustee or the Holders of at least 25% in aggregate principal amount of Notes (including Additional Notes, if any) then outstanding voting as a single class (except in the case of a default under Section 5.01 of the Indenture, which will constitute an Event of Default with such notice requirement but without such passage of time requirement); (iv) there is a default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of the Guarantors (or the payment of which is guaranteed by the Company or any of the Guarantors) (other than Indebtedness owed to the Company or any of the Guarantors or Non-Recourse Financing to the extent such default is not due to the default by the Company under any other Indebtedness) whether such Indebtedness or guarantee now exists, or is created after the date of the Indenture, if that default: (I) is caused by a failure to pay such Indebtedness at its Stated Maturity and such Indebtedness together with other Indebtedness in default for failure to pay principal at Stated Maturity (or the maturity of which as then accelerated) exceeds $10.0 million in the aggregate (a "Payment Default"); or (II) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $10.0 million or more; (v) there is failure by the Company or any of the Guarantors to pay final judgments aggregating in excess of $10.0 million (except to the extent the judgment or judgments are in respect of Non-Recourse Financing), which judgments are not paid, discharged or stayed for a period of 60 days (vi) certain events of bankruptcy or insolvency with respect to the Company or any of Guarantors; and (vii) except as permitted by the Indenture, any Note Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor or any Person acting on its behalf shall deny or disaffirm its obligations under such Guarantor's Note Guarantee. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, premium and Additional Amounts, if any, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

            13. TAX TREATMENT OF NOTES. The Company agrees and the Holders, by purchasing the Notes, will be deemed to agree that (i) the Notes are contingent payment debt instruments as defined in Treasury Regulations Section 1.1275-4(b),
(ii) each Holder shall be bound by the Company's application of the Treasury Regulations to the Notes, including the Company's determination that the rate at which interest will be deemed to accrue on the Notes for United States federal income tax purposes will be 8.9% compounded semi-annually, which is the rate comparable to the rate at which the Company would borrow on a noncontingent, nonconvertible basis with terms and conditions otherwise comparable to the Notes, (iii) each Holder shall use the projected payment schedule with respect to the Notes determined by the Company, as required by Treasury Regulations
Section 1.1275-4(b)(4)(iv), to determine its interest accruals and adjustments as provided in Treasury Regulations Section 1.1275-4(b), and (iv) the Company and each Holder will not take any position on a tax return inconsistent with
(i), (ii), or (iii), unless required by applicable law. A Holder of Notes may obtain the issue price, amount of original issue discount, issue date, yield to maturity, comparable yield and projected payment schedule for the Notes by submitting a written request for such information to the Company at the following address: WCI Communities, Inc.; 24301 Walden Center Drive; Bonita Springs, FL 34134; (239) 947-2600; Attention: James D. Cullen, Esq.

            14. SUBORDINATION. The Indebtedness evidenced by this Note is, to the extent and in the manner provided in the Indenture, subordinated and subject in right of payment to the prior payment in full of all amounts then due on all Senior Debt (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed) of the Company, and this Note is issued subject to such provisions of the Indenture with respect thereto. Each Holder of this Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

            15. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

            16. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the Company or any Guarantor, as such, shall not have any liability for any obligations of the Company or any Guarantor under the Notes, the Note Guarantees or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

            17. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

            18. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

            19. ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in the Resale Registration Rights Agreement dated as of August 5, 2003, between the Company and the parties named on the signature pages thereof (the "Registration Rights Agreement").

            20. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

            The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

WCI Communities, Inc.
24301 Walden Center Drive
Suite 300
Bonita Springs, Florida  34134
Attention:  Vivien N. Hastings, Esq.

                                 ASSIGNMENT FORM

      To assign this Note, fill in the form below and have your signature guaranteed:

(I) or (we) assign and transfer this Note to:___________________________________
                                                (Insert assignee's legal name)

________________________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Print or type assignee's name, address and zip code)

and irrevocably appoint_________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:  ______________________

         Your Name :____________________________________________________________
         (Print your name exactly as your name appears on the face of this Note)

         Your Signature:________________________________________________________
               (Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:  ________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                                CONVERSION NOTICE

TO:         WCI COMMUNITIES, INC.
            24301 Walden Center Drive
            Suite 300
            Bonita Springs, Florida  34134
            Attn:  Vivien Hastings, Esq.
            Telecopier No. (239) 498-8277

COPY TO:    THE BANK OF NEW YORK
            101 Barclay Street, Floor 8 West
            New York, New York 10286
            Attn: Corporate Trust Administration (WCI Communities, Inc. 4.0% Contingent Convertible Senior Subordinated Notes due 2023) Telecopier No. (212) 815-5707

            The undersigned registered owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion hereof (the principal amount of which is an integral multiple of $1,000) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Note, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid to the undersigned on account of interest (including Contingent Interest, if any) and Additional Amounts, if any, accompanies this Note.

Dated:______    Your Name:______________________________________________________
                (Print your name exactly as it appears on the face of this Note)

                 Your Signature:________________________________________________
                (Sign exactly as your name appears on the face of this Note)

                 Signature Guarantee*:__________________________________________

                 Social Security or other Taxpayer
                 Identification Number:_________________________________________

                 DTC Participant Number:________________________________________

          Principal amount to be converted (if less than all): $

-----------------
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Fill in for registration of shares (if to be issued) and Notes (if to be delivered) other than to and in the name of the registered holder:

                  ______________________________________________
                 (Name)

                  _______________________________________________
                 (Street Address)

                  _______________________________________________
                 (City, State and Zip Code)

         NOTICE OF EXERCISE OF REPURCHASE RIGHT UPON A CHANGE OF CONTROL

TO:         WCI COMMUNITIES, INC.
            24301 Walden Center Drive
            Suite 300
            Bonita Springs, Florida  34134
            Attn:  Vivien Hastings, Esq.
            Telecopier No. (239) 498-8277

            The undersigned registered owner of this Note hereby irrevocably acknowledges receipt of a notice from WCI Communities, Inc. (the "Company") as to the occurrence of a Change of Control with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Note, or the portion thereof (the principal amount of which is an integral multiple of $1,000) below designated, in accordance with the terms of the Indenture referred to in this Note, together with accrued but unpaid interest (including Contingent Interest and Additional Amounts, if any) to, but excluding, such date, to the registered holder hereof.

Dated:________   Your Name:_____________________________________________________
                (Print your name exactly as it appears on the face of this Note)

                 Your Signature:________________________________________________
                (Sign exactly as your name appears on the face of this Note)

                 Signature Guarantee*:__________________________________________

                 Social Security or other Taxpayer
                 Identification Number:_________________________________________

                 DTC Participant Number:________________________________________

--------------------
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

               Principal amount to be repaid (if less than all): $

             SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

            The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

          Amount of         Amount of        Principal Amount    Signature of
         decrease in       increase in        of this Global      authorized
       Principal Amount  Principal Amount     Note following      officer of
        of this Global    of this Global    such decrease (or   Trustee or Note
Date         Note              Note             increase)          Custodian
-----  ----------------  ----------------   -----------------   ---------------

* This schedule should be included only if the Note is issued in global form.